UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 22, 2007
(Date of earliest event reported)

21ST CENTURY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	0-2500111	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 West Oakland Park Blvd., Suite 300
Lauderdale Lakes, FL	33311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 581-9993

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On May 22, 2007, we held our Annual Meeting of Shareholders at our principal executive offices at 3661 West Oakland Park Boulevard, Suite 207, Lauderdale Lakes, Florida 33311. At this meeting, our shareholders approved the following two (2) proposals, with the necessary number of votes required by our charter documents and applicable corporate laws,

1. The election of Edward J. Lawson and Michael H. Braun as Class I directors to serve until the Annual Shareholder’s Meeting to be held in 2010 or until their successors are elected and qualified;

2. Ratifying the selection of DeMeo Young McGrath as the Company’s independent auditors for the 2007 fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21ST CENTURY HOLDING COMPANY

Date: May 23, 2007	By:	/s/ James Gordon Jennings, III
James Gordon Jennings, III,
Title: Chief Financial Officer (Principal Accounting and Financial Officer)